SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D. C. 20549


                               FORM 8-K


                            CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 31, 2005


                            HIGHLANDS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


      West Virginia                    0-16761                  55-0650793
------------------------           -------------------         -------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


         P. O. Box 929
  Petersburg, West Virginia                                     26847
--------------------------------                         ---------------
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code (304) 257-4111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       Items to Be Included in This Report

Item 2.01 Completion of Acquisition or Disposition of Assets

        On October 31, 2005, Highlands Bankshares, Inc. ("Highlands") consummated the Stock Purchase Agreement ("Agreement") with The National Bank of Davis ("Davis") and has acquired 100% of the outstanding stock of Davis as disclosed in the press release attached to Highlands' Current Report on Form 8-K dated August 23, 2005 and incorporated herein by reference. The ("Agreement") is also incorporated herein by reference to Item 9.01 (c) 2 of the Current Report on Form 8-K filed August 23, 2005.


Item 9.01 Financial Statements and Exhibits

      (a) Financial statements of businesses acquired -- Not Applicable

      (b) Pro forma financial information - Not Applicable


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       HIGHLANDS BANKSHARES, INC.
                                       (Registrant)

                                       /s/ R. ALAN MILLER
                                       ------------------------------
                                       R. Alan Miller
                                       Finance Officer

November 1, 2005